EXHIBIT 10.1

MEMORANDUM OF AGREEMENT

KNOW ALL MEN BY THESE PRESENTS:

    This Memorandum of Agreement made, executed, and entered into in the City of Pasig, Philippines, by and between:

ROSHAN COMMERCIAL CORP., a corporation duly organized and existing under and by virtue of the laws of the Philippines with principal office at 3rd Floor, RCC Center, 104 Shaw Blvd.,  Pasig City, represented in this contract by LACHMAN T. CHATLANI, of legal age, as President, hereinafter referred to as the LESSOR;
-	A N D -
MBS TEK CORPORATION with address at 3rd Floor Astillero Bldg, Oro Site, Legaspi City herein herein represented by MR. FRANCIS CASTRO, as Country Manager, hereinafter referred to as the LESSEE.

WITHNESSETH THAT:

    Whereas, the LESSOR is the owner of a commercial building known and designated as RCC Bldg., situated at No. 104 Shaw Boulevard, Pasig City

    Whereas, the LESSEE has current lease contracts with the LESSOR for spaces in the aforesaid building as follows:

	Total Area	Expiry date
1st Floor Units A&B	483 sq meters (approximate)	December 31, 2007
(under MBS Tek)	2 parking slots

6th Floor Unit B	296 sq meters (approximate)	March 31, 2008
(under SL Tech)

Now, therefore, for and in consideration of the foregoing premises, LESSOR and LESSEE hereby mutually agree to the following:

a.	the above LEASE CONTRACTS shall be extended and expire on August 31, 2008

b.	the escalation clauses provided in the above original contracts shall be applicable for the extended period until August 31, 2008.

c.	The Lease Rates for the extended period shall remain valid until August 31, 2009, if and when LEASE CONTRACTS are renewed by both parties.

d.	Any renewal or extension after August 31, 2009 shall be subject to a 5% annual escalation

e.	The LESSEE shall have the option to renew the Contract in six (6) month lease periods / increments for up to another 3 years commencing on 01 September, 2008.

f.	The LEASE CONTRACTS for the above units shall now be co-terminus with the new LEASE CONTRACTS being executed for units 2 (entire second floor) and Unit 6B

g.
That the LEASE Contracts shall in no way be deemed extended or renewed beyond the extended term unless confirmed by both parties on or before six (6) months prior to the expiration of the respective Contracts.

h.	All other terms and condition of the LEASE CONTRACTS shall remain the same.

This agreement shall be binding on the parties’ heirs and successors-in-interest.

IN WITNESS WHEREOF, the parties have hereto executed this instrument on this 8th day of August, 2007.

ROSHAN COMMERCIAL CORP.	MBS TEK CORPORATION

Represented by:	Represented by:

/s/ Lachman T. Chatlani	/s/ Francis Castro
LACHMAN T. CHATLANI	MR. FRANCIS CASTRO
President	Country Manager
LESSOR	LESSEE

WITNESSES
/s/ Mercedita L. Pedrenia	/s/ Emelda V. Perez
Mercedita L. Pedrenia	Emelda V. Perez

ACKNOWLEDGEMENTS

REPUBLIC OF THE PHILIPPINES)
CITY OF PASIG                        )
METRO MANILA

      BEFORE ME, THIS DAY OF AUGUST 8, 2007 IN THE CITY OF PASIG, METRO MANILA, PHILIPPINES, PERSONALLY APPEARED.

NAME	DATE	PLACE ISSUED

LACHMAN T. CHATLANI	March 09, 2007	Pasig City
FRANCIS CASTRO	July 06, 2007	Pasig City

KNOWN to me to be same persons who executed the foregoing instrument, and they acknowledged to me that the same is their free act and deed.

This instrument consisting of THREE (03) pages, including the page on which this acknowledgement is written, has been signed on the left margin of each and every page thereof by FRANCIS CASTRO and LACHMAN T. CHATLANI, their witnesses, and sealed with my notarial seal.

IN WITNESS WHEREOF, I have hereunto set my hand, the day, month, year, and place above written.

                                                                         /s/  NOTARY PUBLIC

NOTARY REGISTRATION No.________
Doc No. 298
Page No. 61
Book NO. XXXIV
Series of 2007

C O N T R A C T  O F  L E A S E

KNOW ALL MEN BY THESE PRESENTS:

    This Contract of Lease made, executed, and entered into in the City of Pasig, Philippines, by and between:

ROSHAN COMMERCIAL CORP., a corporation duly organized and existing under and by virtue of the laws of the Philippines with principal office at 3rd Floor, RCC Center, 104 Shaw Blvd.,  Pasig City, represented in this contract by LACHMAN T. CHATLANI, of legal age, as President, hereinafter referred to as the LESSOR;
-	A N D -
MBS TEK CORPORATION with address at 3rd Floor Astillero Bldg., Oro Site, Legaspi City herein represented by MR. FRANCIS CASTRO, as Country Manager, hereinafter referred to as the LESSEE.

WITHNESSETH THAT:

    Whereas, the LESSOR is the owner of a commercial building known and designated as RCC Bldg., situated at No. 104 Shaw Boulevard, Pasig City

    Whereas, the LESSEE has agreed to lease from the LESSOR the aforesaid portion referred to as the 'LEASED PREMISES" for its operations, more particularly described as:

Total Area
2nd Floor Unit (in its entirety)	526 square meters

Now, therefore, for and in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, the LESSOR hereby leases unto the LESSEE, and the LESSEE hereby accepts and takes from the LESSOR and acknowledges receipt of the premises subject to the following terms and conditions;

LEASE RATES
1.
That the total monthly rental herein agreed upon shall be One Hundred Fifty Seven Thousand Five Hundred Eighty Nine & 60/100 Pesos Only (P 157,589.60) inclusive of VAT and after deducting withholding taxes, to be paid by the LESSEE to the LESSOR within the first five (5) days of each calendar month, without necessity of demand, computed as follows:

Leased area at 2nd Floor described above

Monthly Lease	P 147,280.00
12% VAT	17,673.60

Total	P 164,953.60
Less: 5% withholding tax	7,364.00

Total Due Monthly	P 157,589.60

LEASE TERM
1.	That the term of this Contract shall commence on 01 September, 2007 and expire on 31 August, 2008 unless otherwise renewed.

2.	The LESSOR shall turnover the LEASED PREMISES to the LESSEE on or before 01 August 1, 2007 with the period prior to September 01 as free of charge.

3.	Payment of rentals shall commence on September 1, 2007 .

4.
In the event LESSOR shall delay turnover of the LEASED PREMISES to LESSEE, LESSOR shall reduce the monthly rental due by   LESSEE by Fifty Thousand Pesos (P 50,0000) per month of delay and rentals shall commence only after turnover with a one month grace period free of charge.

5.
That the Contract shall in no way be deemed extended or renewed beyond the original term for any cause or reason whatsoever, but only by negotiations and confirmation of extension by both parties on or before six (6) months prior to the expiration of this Contract.

6.	The LESSEE shall have the option to renew the Contract in six (6) month lease periods / increments for up to another 3 years commencing on 01 September, 2008.

INCREASE IN LEASE RATES
1.	That the LEASE rates shall be adjusted with an escalation/increase of FIVE PERCENT (5%) annually effective September 01, 2008.

2.
 That the LESSEE shall be notified in writing by the LESSOR of any increase / adjustment of real estate taxes and other taxes that may be imposed per government ordinance/ directive/ circular / affecting the subject property that may be imposed by said government authority;

3.
That the LESSOR reserves the right to apportion on a pro rata basis of all the leased spaces among all the leases of the building as additional rental to cover said increase in real estate or other taxes, provided that, the computation of said increase in rental be subject to LESSEE’S conformity with respect to the computations of apportioning said taxes.

4.	That while a 5% annual escalation is provided in lease rates for renewals, said increase will give way to a higher lease should the LESSOR and LESSEE mutually agree as a result of No. 1 & 2 above.

DEPOSITS
1.	That upon execution of this Contract, the LESSEE shall pay to the LESSOR the following:

A.
SECURITY DEPOSIT in the amount of Two Hundred Ninety Four Thousand Five Hundred Sixty Pesos only (P 294,560.00) equivalent to   two   (2) months rent.  Said SECURITY DEPOSIT cannot be applied to current rentals and will be returned to LESSEE without   interest upon termination of this Contract, less whatever amounts the LESSEE may be liable to the LESSOR for unpaid rentals, utility charges, damages, and other liabilities in connection with this Contract.

B.
RENT DEPOSIT in the amount of Two Hundred Ninety Four Thousand Five Hundred Sixty Pesos only (P 294,560.00) equivalent to   two   (2) months rent, to be applied against the rent for the last two (2) months of this LEASE CONTRACT

2.
That said SECURITY DEPOSIT  may be increased and adjusted to conform  with  the  escalated  lease rates for the succeeding period if and when the Contract shall be renewed  and shall  be  payable on the first five (5) days of the renewal period.

USE OF LEASED AREAS
1.
That LESSEE shall not assign the lease or sublease the whole or any part thereof of the LEASED PREMISES without  first  obtaining  the consent of the LESSOR in writing, which shall not be unreasonably withheld, conditioned or delayed.

2.
That the LESSEE shall use the LEASED PREMISES for lawful purposes only and will comply with all  regulations  and  ordinances  of the local and  national  government  affecting  the business conducted in the LEASED PREMISES.

3.
That the LESSEE shall not make any material alterations, additions, or improvements in the LEASED PREMISES without the written consent of the LESSOR, which shall not be withheld, conditioned or delayed.  Any all alterations, additions to, and improvements upon the premises made by the LESSEE with the consent of the LESSOR shall forthwith, upon termination of the lease contract, belong to the LESSOR without reimbursement, unless otherwise agreed.  Any material changes, alterations, additions or improvements shall require submission of plans and details for approval, which shall not be unreasonably withheld, conditioned or delayed, before commencement of work.

Any alterations or additions made without the written consent of the LESSOR may be ordered removed by the LESSOR at the expense of the LESSEE.

4.
 That the LESSEE shall pay for any damages or breakage of any fixtures or any portion of the building caused intentionally or wrongfully by its employees, agents, or persons allowed access to  the  LEASED PREMISES.  The  LESSOR  may  consider  the  act (s) causing such damage or breakage as valid ground(s) for terminating this  Contract as provided herein.

INSPECTION OF LEASED PREMISES
1.       That   the   LESSEE  shall   allow  the  LESSOR   or  his   duly   authorized representative,   provided   the   latter undertakes prior notification to LESSEE and  is   accompanied   by  a  duly authorized representative of  the LESSEE,  to enter the LEASED PREMISES during normal office hours or  at  any  reasonable time agreed to by LESSEE,  to check compliance with this Contract if LESSOR has reason to believe there is noncompliance, make alterations  or  repairs,  or  for  such  other purposes as may be reasonably necessary for the operation or proper maintenance of the LEASED PREMISES.

SURRENDER OF LEASED PREMISES
1.	That the LESSEE, upon termination of the Contract, shall
peacefully, and without  necessity  of  demand,  deliver  upon to the LESSOR the LEASED PREMISES, vacant, and in the same condition, reasonable wear and tear excepted, in which the LESSEE received the LEASED PREMISES at the commencement of the Contract.

2.	That should LESSEE delay surrender of premises upon termination of the
Contract,  LESSEE  shall  be  responsible  to  the  LESSOR for all actual and verifiable damages incurred which LESSOR shall suffer by reason  thereof  and  will  indemnify LESSOR against any and all claims made resulting from said delay.

3.	That if at any time during the Contract, the LEASED PREMISES are abandoned  or  vacated  for  a  period of  more  than one month without written notice of such to the LESSOR, the LESSOR shall have the right to enter the same by  reasonable force  or  otherwise,  without  being liable to any prosecution therefore.  The LESSOR will have the right to lease the same and receive rent for its own account.

4.	That LESSEE may remove its equipment and its appurtenances that are not attached to the LEASED PREMISES upon expiration of the Contract, provided it does not cause undue damage to the LEASED PREMISES, reasonable wear and tear excepted.

TRADE FIXTURES, MACHINERY, AND EQUIPMENT
1.	That the LESSOR agrees that the LESSEE shall have the right to introduce into the leased premises trade  fixtures, machinery,  equipment, and  furniture as may be necessary for  the  conduct  of its business as an office and/or showroom and    that   the   LESSEE   shall   have  the  right  to  locate   the  same   as  the LESSEE  may  deem fit.  However, no machinery and equipment shall be installed that may cause unreasonable inconvenience, discomfort, and objections from other tenants.

STORAGE OF MATERIALS
1.       That  the LESSEE nor the LESSOR shall  bring into, nor store in the LEASED PREMISESe any highly  inflammable,  explosive,  toxic,  dangerous,  or   prohibited  materials and substances   not   operate  or   install  therein   any   apparatus,  machinery,   or equipment  which   may  cause  obnoxious  odors,  tremors  &  vibrations, noise, pollution, or expose the LEASED PREMISES to fire or danger.

TEMPORARY / PERMANENT REPAIRS
1.
That all needed  major  repairs  of  the building and/or LEASED PREMISES relating to the strength, integrity, safety, and general appearance and use and operations by the LESSEE shall be made immediately within reasonable time and without delay by the LESSOR at its expense.

2.	That LESSOR shall be liable to LESSEE, its officers, directors, employees and agents only for any  damage, death, personal injury or destruction as a result of such repairs which are directly attributable to the LESSOR.

3.
LESSEE, its officers, directors, employees and agents shall take all necessary and prudent precautions to prevent the occurrence of any damage, death, personal injury or destruction in the normal course or its operations and during the construction or implementation of any repairs in the building and/or LEASED PREMISES.

4.	That the LESSEE shall undertake all minor repairs and maintenance related to normal wear and tear of the LEASED PREMISES at its reasonable expense.

CARE OF LEASED PREMISES
1.
That the LESSEE shall  maintain  the  LEASED PREMISES,  the windows, and floors included within the LEASED PREMISES in a clean and sanitary condition, free of any garbage or obnoxious odors, disturbing noise and/or other disturbances.  In the event the LESSEE  fails to discharge  this obligation thirty (30) days after its attention is called in writing by the LESSOR, the LESSOR  may  undertake  the  necessary cleaning of the leased premises at the reasonable expense of the LESSEE, if any.

PAYMENT OF UTILITIES
1.	That the LESSEE shall pay its obligations for utilities promptly as follows :
POWER :       Directly to MERALCO;  LESSEE shall be provided a separate
                    meter for its power line.
TELEPHONE:  Directly to PLDT / GLOBE
WATER:     To the LESSOR based on Billings/Consumption per sub-meters installed. The LEASED PREMISES shall be provided a separate sub-meter for its water supply.

ARREARS AND LITIGATION
1.	That the LESSEE agrees to pay a two percent (2%) per month penalty on all  arrears  from  due  date until fully paid, if assessed by LESSOR. Provided, however, that the LESSOR reserves the right to immediately terminate this Contract upon failure by LESSEE to pay two successive  monthly  rentals  and  bills and notice to LESSEE,  or  comply  with  any  of  the  other material terms  & conditions of this Contract, without prejudice to the collection of said penalty.

2.	That the LESSEE agrees to have this Contract governed by the laws of the Government of the Republic of the Philippines

3.	That the LESSEE and LESSOR both mutually agree to have Pasig City as the venue of all court litigations.

4.	That in case of failure on the part of the LESSEE to pay rentals for a
Period of two months, LESSEE hereby gives authority to LESSOR or to any of its authorized  representatives, thru this Contract, to take possession of said LEASED PREMISES, including improvements thereon, without compensation to the LESSEE and  without  necessity  of  resorting  to  any court action but in which case, the LESSEE  shall  be advised in writing of their failure to comply with the terms and conditions of  the Contract by way of reminder before the takeover and given 15 days grace period for compliance of the Contract.

Failure on the part of the LESSEE to update arrears and comply with the Contract within the grace period will authorize the LESSOR to:

A.
Carefully Remove all removable improvements and personal belongings  and  deposit the  same  in  a secure warehouse  at  the  reasonable expense  of  LESSEE.  LESSEE  will  be permitted to be present during such removal.  However, should LESSEE fail to appear personally or to send a representative, LESSOR may proceed even in their absence. LESSOR will not be liable for any damage to items removed  and stored, unless caused by the intentional or wrongful action by LESSOR.

B.	Lease the LEASED PREMISES to a new LESSEE upon takeover.

PRE-TERMINATION OF CONTRACT
1.     The LESSOR may cancel or terminate  this  Contract  for  reason of non-compliance of any of the material terms, conditions, and rules and regulations, by ninety (90) days notice, and in which event, LESSEE shall vacate the LEASED PREMISES.

2.      If the LESSEE decides, for any cause and without fault of the LESSOR, to terminate this  Contract  prior to  the termination of the period agreed upon, the LESSEE shall be liable to the  LESSOR to pay the monthly rental for the remaining period of the Contract, unless otherwise agreed. If the  LEASED PREMISES  shall  have  been  occupied by another tenant, then the LESSEE shall be liable to pay only the period when the LEASED PREMISES remained idle or unoccupied.

LIABILITY AND INSURANCE
1.	That the LESSOR shall not be liable for any losses due to theft or any fortuitous or  unforeseen  events  or events that could be foreseen but cannot be avoided, arising in the LEASED PREMIES and /or the building, unless LESSOR was notified in advance and which is established as the responsibility and jurisdiction of the LESSOR.

2.	That the LESSOR shall not be liable for any injury or damage to LESSEE, its employees, agents, or persons allowed access to the LEASED PREMISES, except where LESSOR is at fault, negligent, and previously notified of problems or concerns.

3.	That the LESSEE will be permitted to undertake insurance coverage for its equipment, contents and machinery, if any, in  the  LEASED PREMISES.  However, LESSEE will be required to furnish LESSOR a copy of all  proposed insurance coverage within a week from the date of coverage, including renewals thereof.

4.	That the LESSEE shall assume full responsibility for any damage caused to
the   person  or  property  of   third  persons,  including  death,  while  remaining either  casually  or  on  business  in any part of the LEASED PREMISES, if  the damage be caused wholly or partly through the  fault  or negligence of LESSEE or its agents, and further binds itself to hold LESSOR free and harmless from any such claim or injury or damage.

RULES AND REGULATIONS
1.	That the LESSOR will adopt and promulgate rules and regulations on the use, care, and security of the building for the good of both the LESSOR and the LESSEE.

2.	That said rules and regulations, shall form part of the Contract, be attached hereto and incorporated hereing and must be complied with by the LESSEE.

3.	That the LESSOR will, from time to time, revise, update, and add rules and regulations and all such future  changes shall be considered as part of this Contract provided advance written notice given to LESSEE of such changes.

SECURITY
1.	That the LESSOR will maintain a 24-hour security for the building.

2.	That LESSEE may take additional precautionary / security measures such as installation of burglar alarms, smoke detectors, and private security guards subject to written approval of the LESSOR.

JANITORIAL SERVICE
1.	That the LESSOR will maintain a caretaker for the general cleanliness of the building, particularly the public and common areas.

2.	That the LESSEE will be responsible for the care, maintenance, and overall cleaning of the LEASED PREMISES, unless otherwise agreed with LESSOR to use its general caretaker.

OTHERS
1.	That a mere tolerance on the part of the LESSOR shall not be construed as a  waiver of its rights to enforce compliance by the LESSEE under any and all of the terms and conditions of the Contract.

2.	That LESSOR reserves the right to terminate this Contract and / or
demand actual damages from LESSEE in the event of any strike, picket,  or  the  like  arising  from  any   controversy  between  LESSEE  and   its employees or outsiders, and  causing  disturbance, disorderliness, or defacement and  destruction  of  the LESSOR's property, or otherwise carried on in a manner as to create a  nuisance  to  LESSOR  or  the  other  tenants or cause undue prejudice, harm, or injure their interest.

SEPARABILITY
1.       That the  parties  hereby agree that should any of the provisions herein stated be declared invalid or illegal by a competent court, the validity or legality of the remaining provisions shall not in any way be affected or impaired.

This contract shall be binding on the parties’ heirs and successors-in-interest.

IN WITNESS WHEREOF, the parties have hereto executed this instrument on this 8th day of August, 2007.

ROSHAN COMMERCIAL CORP.	MBS TEK CORPORATION

Represented by:	Represented by:

/s/ Lachman T. Chatlani	/s/ Francis Castro
LACHMAN T. CHATLANI	MR. FRANCIS CASTRO
President	Country Manager
LESSOR	LESSEE

WITNESSES
/s/ Mercedita L. Pedrenia
Mercedita L. Pedrenia

ACKNOWLEDGEMENTS

REPUBLIC OF THE PHILIPPINES)
CITY OF PASIG                        )
METRO MANILA

      BEFORE ME, THIS DAY OF AUGUST 8, 2007 IN THE CITY OF PASIG, METRO MANILA, PHILIPPINES, PERSONALLY APPEARED.

NAME	DATE	PLACE ISSUED

LACHMAN T. CHATLANI	March 09, 2007	Pasig City
FRANCIS CASTRO	July 06, 2007	Pasig City

KNOWN to me to be same persons who executed the foregoing instrument, and they acknowledged to me that the same is their free act and deed.

This instrument consisting of NINE (09) pages, including the page on which this acknowledgement is written, has been signed on the left margin of each and every page thereof by FRANCIS CASTRO and LACHMAN T. CHATLANI, their witnesses, and sealed with my notarial seal.

IN WITNESS WHEREOF, I have hereunto set my hand, the day, month, year, and place above written.

                                                                         /s/  NOTARY PUBLIC

NOTARY REGISTRATION No.________
Doc No. 297
Page No. 61
Book NO. XXXIV
Series of 2007

C O N T R A C T  O F  L E A S E

KNOW ALL MEN BY THESE PRESENTS:

    This Contract of Lease made, executed, and entered into in the City of Pasig, Philippines, by and between:

ROSHAN COMMERCIAL CORP., a corporation duly organized and existing under and by virtue of the laws of the Philippines with principal office at 3rd Floor, RCC Center, 104 Shaw Blvd.,  Pasig City, represented in this contract by LACHMAN T. CHATLANI, of legal age, as President, hereinafter referred to as the LESSOR;

-	A N D -

MBS TEK CORPORATION with address at 3rd Floor Astillero Blvd., Oro Site, Legaspi City herein represented by MR. FRANCIS CASTRO, as Country Manager, hereinafter referred to as the LESSEE.

WITHNESSETH THAT:

    Whereas, the LESSOR is the owner of a commercial building known and designated as RCC Bldg., situated at No. 104 Shaw Boulevard, Pasig City

    Whereas, the LESSEE has agreed to lease from the LESSOR the aforesaid portion referred to as the 'LEASED PREMISES" for its operations, more particularly described as:

Total Area
Unit 6B (6th Floor Unit)	214 square meters

Now, therefore, for and in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, the LESSOR hereby leases unto the LESSEE, and the LESSEE hereby accepts and takes from the LESSOR and acknowledges receipt of the premises subject to the following terms and conditions;

LEASE RATES
1.
That the total monthly rental herein agreed upon shall be SIXTY FOUR THOUSAND ONE HUNDRED FOURTEEN AND 40/100 Only    (P 64,114.40) inclusive of VAT and withholding taxes, to be paid by the LESSEE to the LESSOR within the first five (5) days of each calendar month, without necessity of demand, computed as follows:

Leased area at 6TH Floor described above

Monthly Lease	P 59,920.00
12% VAT	7,190.40

Total	P 67,110.40
Less: 5% withholding tax	2,996.00

Total Due Monthly	P 64,114.40

LEASE TERM
1.	That the term of this Contract shall commence on 01 November, 2007 and expire on 31 August, 2008 unless otherwise renewed.

2.	The LESSOR shall turnover the LEASED PREMISES to the LESSEE on or before October 1, 2007 with the period prior to November 01, 2007 as free of charge.

3.	Payment of rentals shall commence on November 1, 2007 .

4.
That the Contract shall in no way be deemed extended or renewed beyond the original term for any cause or reason whatsoever, but only by negotiations and confirmation of extension by both parties on or before six (6) months prior to the expiration of this Contract.

5.	The LESSEE shall have the option to renew the Contract in six (6) month lease periods / increments for up to another 3 years commencing on 01 September, 2008.

INCREASE IN LEASE RATES
1.	That the LEASE rates shall be adjusted with an escalation/increase of FIVE PERCENT (5%) annually effective September 01, 2008.

2.	That the LESSEE shall be notified in writing by the LESSOR of any increase / adjustment of real estate taxes and other taxes that may be imposed per government ordinance/ directive/ circular / affecting the subject property that may be imposed by said government authority;

3.       That the LESSOR reserves the right to apportion on a pro rata basis of all the leased spaces among all the leases of the building as additional rental to cover said increase in real estate or other taxes, provided that, the computation of said increase in rental be subject to LESSEE’S conformity with respect to the computations of apportioning said taxes.

4.       That while a 5% annual escalation is provided in lease rates for renewals, said increase will give way to a higher lease should the LESSOR and LESSEE mutually agree as a result of No. 1 & 2 above.

DEPOSITS
1.	That upon execution of this Contract, the LESSEE shall pay to the LESSOR the following:

A.
SECURITY DEPOSIT in the amount of ONE HUNDRED NINETEEN THOUSAND EIGHT HUNDRED FORTY Pesos only (P 119,840.00) equivalent to   two   (2) months rent.  Said SECURITY DEPOSIT cannot be applied to current rentals and will be returned to LESSEE without   interest upon termination of this Contract, less whatever amounts the LESSEE may be liable to the LESSOR for unpaid rentals, utility charges, damages, and other liabilities in connection with this Contract.

         B.  RENT DEPOSIT in the amount of ONE HUNDRED NINETEEN
             THOUSAND EIGHT HUNDRED FORTY Pesos only (P 119,840.00)
             equivalent to   two   (2)  months rent, to be applied against the rent for
             the last two (2) months of this LEASE CONTRACT

2.
That said SECURITY DEPOSIT  may be increased and adjusted to conform  with  the  escalated  lease rates for the succeeding period if and when the Contract shall be renewed  and shall  be  payable on the first five (5) days of the renewal period.

USE OF LEASED AREAS
1.	That LESSEE shall not assign the lease or sublease the whole or any part thereof of the LEASED PREMISES without  first  obtaining  the consent of the LESSOR in writing, which shall not be unreasonably withheld, conditioned or delayed.

2.
That the LESSEE shall use the LEASED PREMISES for lawful purposes only and will comply with all  regulations  and  ordinances  of the local and  national  government  affecting  the business conducted in the LEASED PREMISES.

3.
That the LESSEE shall not make any material alterations, additions, or improvements in the LEASED PREMISES without the written consent of the LESSOR, which shall not be withheld, conditioned or delayed.  Any all alterations, additions to, and improvements upon the premises made by the LESSEE with the consent of the LESSOR shall forthwith, upon termination of the lease contract, belong to the LESSOR without reimbursement, unless otherwise agreed.  Any material changes, alterations, additions or improvements shall require submission of plans and details for approval, which shall not be unreasonably withheld, conditioned or delayed, before commencement of work.

Any alterations or additions made without the written consent of the LESSOR may be ordered removed by the LESSOR at the expense of the LESSEE.

4.       That the LESSEE shall pay for any damages or breakage of any fixtures or any portion of the building caused intentionally or wrongfully by its employees, agents, or persons allowed access to  the  LEASED PREMISES.  The  LESSOR  may  consider  the  act (s) causing such damage or breakage as valid ground(s) for terminating this  Contract as provided herein.

INSPECTION OF LEASED PREMISES
1.       That   the   LESSEE  shall   allow  the  LESSOR   or  his   duly   authorized representative,   provided   the   latter undertakes prior notification to LESSEE and  is   accompanied   by  a  duly authorized representative of  the LESSEE,  to enter the LEASED PREMISES during normal office hours or  at  any  reasonable time agreed to by LESSEE,  to check compliance with this Contract if LESSOR has reason to believe there is noncompliance, make alterations  or  repairs,  or  for  such  other purposes as may be reasonably necessary for the operation or proper maintenance of the LEASED PREMISES.

SURRENDER OF LEASED PREMISES
1.	That the LESSEE, upon termination of the Contract, shall
peacefully, and without  necessity  of  demand,  deliver  upon to the LESSOR the LEASED PREMISES, vacant, and in the same condition, reasonable wear and tear excepted, in which the LESSEE received the LEASED PREMISES at the commencement of the Contract.

2.	That should LESSEE delay surrender of premises upon termination of the
Contract,  LESSEE  shall  be  responsible  to  the  LESSOR for all actual and verifiable damages incurred which LESSOR shall suffer by reason  thereof  and  will  indemnify LESSOR against any and all claims made resulting from said delay.

3.	That if at any time during the Contract, the LEASED PREMISES are abandoned  or  vacated  for  a  period of  more  than one month without written notice of such to the LESSOR, the LESSOR shall have the right to enter the same by  reasonable force  or  otherwise,  without  being liable to any prosecution therefore.  The LESSOR will have the right to lease the same and receive rent for its own account.

4.	That LESSEE may remove its equipment and its appurtenances that are not attached to the LEASED PREMISES upon expiration of the Contract, provided it does not cause undue damage to the LEASED PREMISES, reasonable wear and tear excepted.

TRADE FIXTURES, MACHINERY, AND EQUIPMENT
1.	That the LESSOR agrees that the LESSEE shall have the right to introduce into the leased premises trade  fixtures, machinery,  equipment, and  furniture as may be necessary for  the  conduct  of its business as an office and/or showroom and    that   the   LESSEE   shall   have  the  right  to  locate   the  same   as  the LESSEE  may  deem fit.  However, no machinery and equipment shall be installed that may cause unreasonable inconvenience, discomfort, and objections from other tenants.

STORAGE OF MATERIALS
1.       That  the LESSEE nor the LESSOR shall  bring into, nor store in the LEASED PREMISESe any highly  inflammable,  explosive,  toxic,  dangerous,  or   prohibited  materials and substances   not   operate  or   install  therein   any   apparatus,  machinery,   or equipment  which   may  cause  obnoxious  odors,  tremors  &  vibrations, noise, pollution, or expose the LEASED PREMISES to fire or danger.

TEMPORARY / PERMANENT REPAIRS
1.
That all needed  major  repairs  of  the building and/or LEASED PREMISES relating to the strength, integrity, safety, and general appearance and use and operations by the LESSEE shall be made immediately within reasonable time and without delay by the LESSOR at its expense.

2.	That LESSOR shall be liable to LESSEE, its officers, directors, employees and agents only for any  damage, death, personal injury or destruction as a result of such repairs which are directly attributable to the LESSOR.

3.
LESSEE, its officers, directors, employees and agents shall take all necessary and prudent precautions to prevent the occurrence of any damage, death, personal injury or destruction in the normal course or its operations and during the construction or implementation of any repairs in the building and/or LEASED PREMISES.

4.	That the LESSEE shall undertake all minor repairs and maintenance related to normal wear and tear of the LEASED PREMISES at its reasonable expense.

CARE OF LEASED PREMISES
1.
That the LESSEE shall  maintain  the  LEASED PREMISES,  the windows, and floors included within the LEASED PREMISES in a clean and sanitary condition, free of any garbage or obnoxious odors, disturbing noise and/or other disturbances.  In the event the LESSEE  fails to discharge  this obligation thirty (30) days after its attention is called in writing by the LESSOR, the LESSOR  may  undertake  the  necessary cleaning of the leased premises at the reasonable expense of the LESSEE, if any.

PAYMENT OF UTILITIES
1.	That the LESSEE shall pay its obligations for utilities promptly as follows :
POWER :       Directly to MERALCO;  LESSEE shall be provided a separate
                    meter for its power line.
TELEPHONE:  Directly to PLDT / GLOBE
WATER:     To the LESSOR based on Billings/Consumption per sub-meters installed. The LEASED PREMISES shall be provided a separate sub-meter for its water supply.

ARREARS AND LITIGATION
1.	That the LESSEE agrees to pay a two percent (2%) per month penalty on all  arrears  from  due  date until fully paid, if assessed by LESSOR. Provided, however, that the LESSOR reserves the right to immediately terminate this Contract upon failure by LESSEE to pay two successive  monthly  rentals  and  bills and notice to LESSEE,  or  comply  with  any  of  the  other material terms  & conditions of this Contract, without prejudice to the collection of said penalty.

2.	That the LESSEE agrees to have this Contract governed by the laws of the Government of the Republic of the Philippines

3.	That the LESSEE and LESSOR both mutually agree to have Pasig City as the venue of all court litigations.

4.	That in case of failure on the part of the LESSEE to pay rentals for a
Period of two months, LESSEE hereby gives authority to LESSOR or to any of its authorized  representatives, thru this Contract, to take possession of said LEASED PREMISES, including improvements thereon, without compensation to the LESSEE and  without  necessity  of  resorting  to  any court action but in which case, the LESSEE  shall  be advised in writing of their failure to comply with the terms and conditions of  the Contract by way of reminder before the takeover and given 15 days grace period for compliance of the Contract.

Failure on the part of the LESSEE to update arrears and comply with the Contract within the grace period will authorize the LESSOR to:

A.
Carefully Remove all removable improvements and personal belongings  and  deposit the  same  in  a secure warehouse  at  the  reasonable expense  of  LESSEE.  LESSEE  will  be permitted to be present during such removal.  However, should LESSEE fail to appear personally or to send a representative, LESSOR may proceed even in their absence. LESSOR will not be liable for any damage to items removed  and stored, unless caused by the intentional or wrongful action by LESSOR.

B.	Lease the LEASED PREMISES to a new LESSEE upon takeover.

PRE-TERMINATION OF CONTRACT
1.     The LESSOR may cancel or terminate  this  Contract  for  reason of non-compliance of any of the material terms, conditions, and rules and regulations, by ninety (90) days notice, and in which event, LESSEE shall vacate the LEASED PREMISES.

2.      If the LESSEE decides, for any cause and without fault of the LESSOR, to terminate this  Contract  prior to  the termination of the period agreed upon, the LESSEE shall be liable to the  LESSOR to pay the monthly rental for the remaining period of the Contract, unless otherwise agreed. If the  LEASED PREMISES  shall  have  been  occupied by another tenant, then the LESSEE shall be liable to pay only the period when the LEASED PREMISES remained idle or unoccupied.

LIABILITY AND INSURANCE
1.	That the LESSOR shall not be liable for any losses due to theft or any fortuitous or  unforeseen  events  or events that could be foreseen but cannot be avoided, arising in the LEASED PREMIES and /or the building, unless LESSOR was notified in advance and which is established as the responsibility and jurisdiction of the LESSOR.

2.	That the LESSOR shall not be liable for any injury or damage to LESSEE, its employees, agents, or persons allowed access to the LEASED PREMISES, except where LESSOR is at fault, negligent, and previously notified of problems or concerns.

3.	That the LESSEE will be permitted to undertake insurance coverage for its equipment, contents and machinery, if any, in  the  LEASED PREMISES.  However, LESSEE will be required to furnish LESSOR a copy of all  proposed insurance coverage within a week from the date of coverage, including renewals thereof.

4.	That the LESSEE shall assume full responsibility for any damage caused to
the   person  or  property  of   third  persons,  including  death,  while  remaining either  casually  or  on  business  in any part of the LEASED PREMISES, if  the damage be caused wholly or partly through the  fault  or negligence of LESSEE or its agents, and further binds itself to hold LESSOR free and harmless from any such claim or injury or damage.

RULES AND REGULATIONS
1.	That the LESSOR will adopt and promulgate rules and regulations on the use, care, and security of the building for the good of both the LESSOR and the LESSEE.

2.	That said rules and regulations, shall form part of the Contract, be attached hereto and incorporated hereing and must be complied with by the LESSEE.

3.	That the LESSOR will, from time to time, revise, update, and add rules and regulations and all such future  changes shall be considered as part of this Contract provided advance written notice given to LESSEE of such changes.

SECURITY
1.	That the LESSOR will maintain a 24-hour security for the building.

2.	That LESSEE may take additional precautionary / security measures such as installation of burglar alarms, smoke detectors, and private security guards subject to written approval of the LESSOR.

JANITORIAL SERVICE
1.	That the LESSOR will maintain a caretaker for the general cleanliness of the building, particularly the public and common areas.

2.	That the LESSEE will be responsible for the care, maintenance, and overall cleaning of the LEASED PREMISES, unless otherwise agreed with LESSOR to use its general caretaker.

OTHERS
1.	That a mere tolerance on the part of the LESSOR shall not be construed as a  waiver of its rights to enforce compliance by the LESSEE under any and all of the terms and conditions of the Contract.

2.	That LESSOR reserves the right to terminate this Contract and / or
demand actual damages from LESSEE in the event of any strike, picket,  or  the  like  arising  from  any   controversy  between  LESSEE  and   its employees or outsiders, and  causing  disturbance, disorderliness, or defacement and  destruction  of  the LESSOR's property, or otherwise carried on in a manner as to create a  nuisance  to  LESSOR  or  the  other  tenants or cause undue prejudice, harm, or injure their interest.

SEPARABILITY
1.       That the  parties  hereby agree that should any of the provisions herein stated be declared invalid or illegal by a competent court, the validity or legality of the remaining provisions shall not in any way be affected or impaired.

This contract shall be binding on the parties’ heirs and successors-in-interest.

IN WITNESS WHEREOF, the parties have hereto executed this instrument on 8th day of August, 2007.

ROSHAN COMMERCIAL CORP.	MBS TEK CORPORATION

Represented by:	Represented by:

/s/ Lachman T. Chatlani	/s/ Francis Castro
LACHMAN T. CHATLANI	MR. FRANCIS CASTRO
President	Country Manager
LESSOR	LESSEE

WITNESSES
/s/ Mercedita L. Pedrenia	/s/ Emelda V. Perez
Mercedita L. Pedrenia	Emelda V. Perez

ACKNOWLEDGEMENTS

REPUBLIC OF THE PHILIPPINES)
CITY OF PASIG                        )
METRO MANILA

      BEFORE ME, THIS DAY OF AUGUST 8, 2007 IN THE CITY OF PASIG, METRO MANILA, PHILIPPINES, PERSONALLY APPEARED.

NAME	DATE	PLACE ISSUED

LACHMAN T. CHATLANI	March 09, 2007	Pasig City
FRANCIS CASTRO	July 06, 2007	Pasig City

KNOWN to me to be same persons who executed the foregoing instrument, and they acknowledged to me that the same is their free act and deed.

This instrument consisting of NINE (09) pages, including the page on which this acknowledgement is written, has been signed on the left margin of each and every page thereof by FRANCIS CASTRO and LACHMAN T. CHATLANI, their witnesses, and sealed with my notarial seal.

IN WITNESS WHEREOF, I have hereunto set my hand, the day, month, year, and place above written.

                                                                        /s/  NOTARY PUBLIC

NOTARY REGISTRATION No.________
Doc No. 296
Page No. 61
Book NO. XXXIV
Series of 2007